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                                                       Exhibit 99.1






                          UNITED STATES OF AMERICA

        BEFORE THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

                              WASHINGTON, D.C.



- - - - - - - - - - - - - - - - - - - - x
WRITTEN AGREEMENT By                  :
and Among
                                      :  DOCKET NOs.
BANKERS TRUST NEW YORK CORPORATION       94-082-WA/RB-HC
New York, New York                    :  94-082-WA/RB-SM
                                         94-082-WA/RB-HCS
and                                   :

BANKERS TRUST COMPANY                 :
New York, New York
                                      :
and
                                      :
BT SECURITIES CORPORATION
New York, New York                    :

and                                   :

FEDERAL RESERVE BANK OF NEW YORK      :
New York, New York
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            WHEREAS, in recognition of their common goals to ensure the prudent operation of the leveraged derivative transaction business, and to ensure compliance with applicable federal and state laws, rules and regulations by Bankers Trust New York Corporation, New York, New York

("BTNYC"), a registered bank holding company, Bankers Trust Company, New

York, New York ("Bankers Trust"), a State-member bank, and BT Securities

Corporation, New York, New York ("BT Securities"), a wholly owned subsidiary of BTNYC authorized pursuant to Section 4(c)(8) of the Bank

Holding

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Company Act of 1956, as amended, to engage to a limited extent in underwriting and dealing of securities, BTNYC, Bankers Trust, BT Securities

(collectively "BT"), and the Federal Reserve Bank of New York (the "Reserve

Bank") have mutually agreed to enter into this Written Agreement (the

"Agreement");



            WHEREAS, for purposes of this Agreement the leveraged

derivative transaction business is intended to encompass derivative transactions (i) where a market move of two standard deviations in the first month would lead to a reduction in value to the counterparty of the lower of 15 percent of the notional amount or $10 million, and (ii) for notes or transactions with a final exchange of principal, where counterparty principal (rather than coupon) is at risk at maturity, and

(iii) for coupon swaps, where the coupon can drop to zero (or below) or exceed twice the market rate for that market and maturity, and (iv) for spread trades that include an explicit leverage factor, where a spread is defined as the difference in the yield between two asset classes (such transactions shall be referred to herein individually as "LDTs" and collectively the "LDT Business");



            WHEREAS, the Reserve Bank is currently engaged in an annual inspection and examination of BTNYC and its banking and nonbanking subsidiaries; and, in connection with that review, it has had a series of discussions with representatives of

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BTNYC and its subsidiaries regarding the management and control of the LDT

Business;



            WHEREAS, as a result of such discussions, BTNYC has undertaken a comprehensive review of its LDT Business under the close direction of the audit committee of BTNYC's board of directors, and with active participation of outside counsel and accountants, to ensure that the LDT

Business will be appropriately managed and controlled going forward;



            WHEREAS, a written report of the findings and conclusions of the above-referenced comprehensive review has been presented to, and approved by, BTNYC's board of directors on November 15, 1994, and forwarded to the Reserve Bank, and such findings and conclusions will be reflected in the development and implementation of improved polices and procedures governing the LDT Business;



            WHEREAS, upon the recommendation of the Reserve Bank and the staff of the Board of Governors of the Federal Reserve System ("Board of

Governors"), the Board of Governors has authorized the Reserve Bank to enter into this Agreement with BTNYC, Bankers Trust, and BT Securities;

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            WHEREAS, on December    , 1994, the respective boards of

directors of BTNYC and Bankers Trust, at duly constituted meetings, each adopted a resolution authorizing and directing Charles S. Sanford, Jr.,

Chairman of the Board, to enter into this Agreement on behalf of BTNYC and

Bankers Trust, and consenting to compliance with each and every provision of this Agreement by BTNYC, Bankers Trust and their institution-affiliated parties, as defined in Sections 3(u) and 8(b)(3) of the Federal Deposit

Insurance Act, as amended (the "FDI Act") (12 U.S.C. secs. 1813(u) and

1818(b)(3)); and



            WHEREAS, on December    , 1994, the board of directors of BT

Securities, at a duly constituted meeting, adopted a resolution authorizing and directing Howard M. Schneider, President, to enter into this Agreement on behalf of BT Securities, and consenting to compliance with each and every provision of this Agreement by BT Securities and its institution-

affiliated parties.



            NOW, THEREFORE, before the taking of any testimony or

adjudication of or finding on any issue of fact or law herein, and without this Agreement constituting an admission of any allegation made or implied by the Board of Governors or the Reserve Bank, BTNYC, Bankers Trust, BT

Securities, and the Reserve Bank hereby agree as follows:

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Client Selection and Appropriateness
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            1.  (a) BT shall conduct its LDT Business in a manner which seeks to reasonably ensure that each LDT customer has the capability to understand the nature and material terms, conditions, and risks of any LDT entered into with the customer.

                (b) By December 31, 1994, BTNYC, Bankers Trust, and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures designed to accomplish the objectives set forth in paragraph 1(a) hereof and to ensure that BT's client selection and appropriateness policies for the LDT Business are otherwise consistent with safe and sound banking practices.



LDT Marketing Policies and Procedures
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            2.  (a) BT shall make disclosures in connection with sales and restructurings of LDTs that provide customers with sufficient information to allow the customer to understand the nature and material terms,

conditions, and risks of any LDT or restructuring thereof entered into with the customer.

                (b) By December 31, 1994,  BTNYC, Bankers Trust, and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures designed to accomplish the objectives set forth in paragraph 2(a) hereof and to ensure that BT's marketing and sales practices in the LDT Business are otherwise consistent with safe and sound

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banking practices.  The policies and procedures submitted shall address,

consider, and include, at a minimum, the following:

      (1)   New product identification and introduction;

      (2) disclosures to each customer of the nature, and material terms, conditions, and risks of LDTs to be entered into with the customer; and

      (3) distribution of (A) written term sheets and (B) sensitivity analyses designed to illustrate a broad range of outcomes and distribution of risks at maturity. Price sensitivity over the life of a transaction will be addressed by the periodic quotation of indicative prices and by the inclusion of appropriate disclosure language (to be agreed with the Reserve
            Bank) in term sheets, sensitivity analyses, and indicative price quote communications. A sensitivity analysis should be delivered (i) upon entering into an LDT, and (ii) upon receipt of a request from a customer for an update of such information. (Each term sheet and sensitivity analysis shall set out the definitions and assumptions used therein. Written communications to a customer after execution of an LDT shall include a notice to the customer that an updated sensitivity analysis is available upon request.)


LDT Pricing and Valuation
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            3.  (a) BT shall conduct its LDT Business in a manner which seeks to ensure reasonable transparency of LDT pricing and valuation to its customers.

                (b) By December 31, 1994, BTNYC, Bankers Trust, and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures designed to accomplish the objectives set forth in paragraph 3(a) hereof and to ensure that BT's pricing and valuation practices in the LDT Business are otherwise consistent with safe and sound

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banking practices.  Such policies and procedures shall, at a minimum,

address, consider, and include the following:

      (1) The provision of indicative quotes and firm quotes to customers;

      (2) the provision of daily indicative quotes to customers with highly market sensitive LDTs, and monthly indicative quotes to customers with all other types of LDTs;

      (3)   the methodology for making valuation adjustments;

      (4) the analytical foundation for the valuation adjustment methodology; and

      (5) documentation and review of customer quotes as they relate to LDT values reflected in BT's books, and all valuation adjustment decisions.



LDT Management and Supervision
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            4.  By December 31, 1994, BTNYC, Bankers Trust, and BT

Securities shall jointly develop and submit to the Reserve Bank a written plan to augment the management and supervision process with respect to BT's

LDT Business.  At a minimum, the plan shall address, consider and include the following:

      (a)   The review of client relationships and individual transactions;

      (b) the oversight and control of the structuring and restructuring of individual transactions;

      (c) the oversight and performance evaluation of individual officers and employees in the LDT Business by supervisors and managers with responsibility for the LDT Business;

      (d) the oversight and performance evaluation of managers of the LDT Business by senior management of BTNYC, Bankers Trust, and BT Securities;

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      (e)   the monitoring and correction of weaknesses and deficiencies in the LDT Business noted in regulatory reports of examination and inspection; and

      (f) the monitoring of BT's compliance in its LDT Business with all applicable federal and state laws, rules, and regulations, this Agreement, and the policies and procedures of BTNYC, Bankers Trust, and BT Securities.


Compliance Committee
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            5.  (a) Within 15 days of this Agreement, the board of

directors of BTNYC shall form a Compliance Committee, comprised of outside directors, to monitor compliance with the provisions of the Agreement.

                (b) Beginning on March 31, 1995, BTNYC's management shall

prepare a quarterly report for the review and approval of the Compliance

Committee which describes and documents BT's compliance with the plans,

policies, and procedures, and the program and engagement letter required by this Agreement.  The Compliance Committee shall provide such written reports to the Reserve Bank contemporaneous with their submission to the board of directors of BTNYC.



LDT Staff Training
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            6.  By December 31, 1994, BTNYC, Bankers Trust and BT

Securities shall jointly develop and submit to the Reserve Bank a training program for their marketing and sales staffs in the LDT Business.  The program, at a minimum, shall address and consider the requirements of this

Agreement, other

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applicable BT internal policies and procedures, and business ethics.



LDT Credit Administration
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            7.  By December 31, 1994, BTNYC, Bankers Trust and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures regarding the establish-ment and administration of

LDT Business credit facilities.  The LDT Business credit administration policies and procedures shall, at a minimum, address, consider and include the following:

      (a)   The credit approval and post-approval credit review processes;

      (b) monitoring and reporting of customer current market values and potential exposures, and actions to be taken as a result of such monitoring and reporting;

      (c) evaluation of the appropriateness and consistency with sound banking practice of customer transactions, including those of structured note purchasers, with special attention to restructurings; and

      (d)   standards for credit file documentation and maintenance.



Internal Audit and Internal Reporting
- -------------------------------------

            8.  (a) By December 31, 1994, BTNYC, Bankers Trust, and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures designed to strengthen and maintain internal audit coverage and audit procedures for the LDT Business.

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                (b) By December 31, 1994, BTNYC, Bankers Trust and BT

Securities shall jointly develop and submit to the Reserve Bank written policies and procedures relating to BT's internal reporting system which are designed, at a minimum, to improve the availability of information to

BT's senior management regarding the exposure of BTNYC, or any of its subsidiaries, to LDT Business customers.



Affiliate Transactions and Firewalls
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            9.  (a) BTNYC, Bankers Trust, and BT Securities shall not

engage, directly or indirectly, or participate in any violation of Section

23B of the Federal Reserve Act (the "FRA") (12 U.S.C. sec. 371c-1) or of

any of the conditions imposed by the Board of Governors in connection with its approval for BTNYC and BT Securities to engage in any securities-

related activities (commonly referred to as "Firewalls") including the provisions of the Order Conditionally Approving Applications to Engage, to

a Limited Extent, in Underwriting and Dealing in Certain Securities, dated

January 18, 1989, as amended by subsequent orders issued by the Board of

Governors, or interpretations thereof, in the conduct of BT's LDT Business.

                (b) By December 31, 1994, BTNYC, Bankers Trust and BT

Securities shall jointly conduct, with the assistance of outside counsel, a comprehensive review of (i) the method for allocating revenue and expense in the LDT Business among

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Bankers Trust and its "affiliates" as defined in Section 23A of the FRA (12

U.S.C. sec. 371c), and (ii) BT's compliance in connection with its LDT

Business with Firewalls related to corporate separateness and management interlocks.  By January 31, 1995, BTNYC shall submit to the Reserve Bank a written report of the methodology, findings and conclusions of the comprehensive review, and a description of any changes made or contemplated as a result of such findings and conclusions.  At a minimum, this comprehensive review shall address, consider, and include the following:

      (1) An analysis and review of LDTs for market risk, credit risk and other contingencies related to the LDT Business;

      (2) the nature and extent of services provided to Bankers Trust by BT Securities in marketing LDTs, including a survey of current market practice regarding compensation for such services;

      (3) the appropriate allocation between Bankers Trust and BT Securities of losses arising from market risk, credit risk, and other contingencies;

      (4) the fairness to Bankers Trust of the compensation it has paid to BT Securities for services rendered in connection with LDTs between Bankers Trust and its customers from January 1, 1992 through the date of this Agreement;

      (5) the amount to be reimbursed by BT Securities to Bankers Trust, including appropriate interest, for all compensation received by BT Securities for services rendered in connection with LDTs in excess of Bankers Trust's current profit allocation policy since the adoption of its current policy;

      (6)   the additional amount, if any, to be reimbursed by BT
            Securities to Bankers Trust, including appropriate interest, to cure any violation of Section 23B of the FRA, uncovered in the review,

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            in connection with the provision of services in the LDT
            Business between January 1, 1992 and the date of this Agreement; and

      (7) allocation of responsibilities in the LDT Business between Bankers Trust and BT Securities including organizational charts and reporting lines.

                (c) By January 31, 1995, BT Securities shall make payment

to Bankers Trust to the extent required by paragraphs 9(b)(5) and (6)

hereof and provide the Reserve Bank with a written statement detailing the amount of compensation paid, including interest, and the methodology used to calculate the aggregate amount of the payment.

                (d) By January 31, 1995, BTNYC shall develop and submit

to the Reserve Bank compliance policies and procedures designed to ensure that Bankers Trust complies with Section 23B of the FRA and applicable

Firewalls in connection with its LDT Business and the findings and conclusions of the comprehensive review required by paragraph 9(b) hereof.

                (e) By January 31, 1995, Bankers Trust shall obtain an

opinion of outside counsel as to whether the methodology for allocating revenue and expense in the LDT Business among Bankers Trust and its affiliates complies with Section 23B of the FRA, and shall provide a copy of the counsel's opinion to the Reserve Bank.



Special Counsel
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            10.  (a) As soon as practical, but no later than December 31,

1994, BTNYC shall retain qualified independent

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legal counsel, acceptable to the Reserve Bank, to conduct a review of:  (1)

any conduct by BT officers and employees related to the LDT Business which does not comport with industry standards, BT's Code of Conduct, or applicable law; and (2) whether any disciplinary action is appropriate with respect to officers and employees engaged in the LDT Business, including failure by management to supervise adequately BT employees.

                 (b) Within 10 days of the retention of special counsel, BTNYC shall submit to the Reserve Bank a proposed engagement letter relating to the scope of the independent counsel review required by this paragraph.

The engagement letter shall, at a minimum, include a requirement that (1)

to the extent possible, the special counsel review will be completed within

120 days of inception; (2) the special counsel will prepare a comprehensive report regarding his or her findings; and (3) the special counsel's report will be provided contemporaneously to BTNYC's board of directors and to the

Reserve Bank upon its completion.



Restrictions on Certain Officers and Employees
- ----------------------------------------------

            11.  BTNYC, Bankers Trust, and BT Securities shall provide the

Reserve Bank with 30 days' prior written notice before any officer and employee who has been reassigned as of the date of this Agreement, or thereafter, on account of his

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or her LDT Business-related activity is returned to his or her prior position or assigned to any position involving, in any manner, the sale of any products to BT customers.



Restrictions on New LDT Business
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            12.  BTNYC, Bankers Trust, and BT Securities shall continue to comply with the interim written LDT Business policy approved by the audit committee of BTNYC's board of directors on October 7, 1994, and submitted to the Reserve Bank, until the plans, policies, procedures, and the program are approved and adopted in accordance with the provisions of this

Agreement, and the Reserve Bank agrees in writing to the termination of the interim written policy.



Review and Approval of Plans
- ----------------------------

                  13.  The plans, policies, procedures, training program

and engagement letter required by paragraphs 1(b), 2(b), 3(b), 4, 6, 7,

8(a), 8(b), 9(d), and 10(b) hereof shall be reviewed and approved by

BTNYC's board of directors, or a designated committee thereof, prior to submission to the Reserve Bank.  Such plans, policies, procedures, training program, and engagement letter shall be submitted to the Reserve Bank within the required time periods set forth in this Agreement.  In the absence of any objections from the Reserve Bank within 30 days of receipt,

BTNYC, Bankers Trust, and BT Securities shall each, as soon as practical,

adopt,

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where applicable, the plans, policies, procedures, training program, and engagement letter, including any Reserve Bank modifications thereto, and then shall comply fully with them.  The adopted plans, policies,

procedures, training program, and engagement letter shall not be amended or rescinded without 30 days' prior written notice to the Reserve Bank, which may offer objections to any amendment or rescission.



Communications
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            14.  All communications regarding this Agreement shall be sent to:

           (a)    Mr. Chester B. Feldberg
                  Executive Vice President
                  Federal Reserve Bank of New York
                  33 Liberty Street
                  New York, NY  10045

            (b)   Mr. Charles S. Sanford, Jr.
                  Chairman of the Board
                  Bankers Trust New York Corporation
                    and
                  Bankers Trust Company
                  One Bankers Trust Plaza
                  130 Liberty Street
                  New York, NY  10006

            (c)   Mr. Howard M. Schneider
                  President
                  BT Securities Corporation
                  One Bankers Trust Plaza
                  130 Liberty Street
                  New York, NY  10006



Miscellaneous Provisions
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            15.  The provisions of this Agreement shall be binding on

BTNYC, Bankers Trust, BT Securities and each of

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their institution-affiliated parties, in their capacities as such, and their successors and assigns.



            16.  Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended in writing by the Reserve Bank.



            17.  The provisions of this Agreement shall not bar, estop, or otherwise prevent the Board of Governors or any federal or state agency or department from taking any other action affecting BTNYC, Bankers Trust, and

BT Securities or any of their current or former institution-affiliated parties.



            18.  Notwithstanding any provision of this Agreement to the contrary, the Reserve Bank may, at its sole discretion, grant written extensions of time to BTNYC, Bankers Trust, and BT Securities to comply with any provision of this Agreement.

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            19.  This Agreement is a "written agreement" for the purposes of Section 8 of the FDI Act (12 U.S.C. sec. 1818).



            IN WITNESS THEREOF, the parties have caused this Agreement to

be executed as of this            day of December, 1994.


BANKERS TRUST NEW YORK             FEDERAL RESERVE BANK OF
CORPORATION                          NEW YORK, Pursuant to
                                   Delegated Authority
BANKERS TRUST COMPANY
New York, New York



By:                                By:
   Charles S. Sanford, Jr.            Chester B. Feldberg
   Chairman of the Boards             Executive Vice President


BT SECURITIES CORPORATION
New York, New York



By:
   Howard M. Schneider
   President

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The undersigned directors of BTNYC acknowledge that each has read the foregoing and approves of the consent thereto by BTNYC.



Charles S. Sanford, Jr.             George B. Beitzel


Phillip A. Griffiths                William R. Howell


Jon M. Huntsman                     Vernon E. Jordan, Jr.


Hamish Maxwell                      Donald F. McCullough


N.J. Nicholas Jr.                   Russell E. Palmer


Didier Pineau-Valencienne           Eugene B. Shanks, Jr.


Patricia Carry Stewart              George J. Vojta